Exhibit 99.6

2005 Investor Conference

May 26, 2005

Catalina Marketing International

CMI Business Concept

Balanced Global Value Proposition:

Consumer:

High-value coupons

Relevant communications

Retailers:

Retailers as clients

Loyalty & frequency driver

Retail-centric propositions

Manufacturers:

Effective targeted messaging

Superior consumer understanding

Global consumers key

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI Customers & Competitors

Customers

Similar to CMS business –manufacturer/retailers

European customer base includes large retailers, contracted on a retail-centric basis

Top global manufacturers key – significant US and Europe “top 15” overlap CPG clients

Japan model manufacturer-centric

Competitors

Retailers

Increasing retail landscape concentration

Increasingly strategic view of data, in-house options

Evolving Options

POS suppliers

Niche players

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

International Business Model Evolving

Manufacturer CMC Retailer Manufacturer Retailer CMI

Manufacturer-centric

CMC has relationship directly with manufacturer

CMC collects payments directly from manufacturer

CMC pays retail fees

Retail-centric

Retailer has relationship directly with manufacturer

Retailer collects payments from manufacturer

Retailer pays fees to CMI

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI Retail Centric Model

Objective: Drive retail consumer spend and frequency

Rationale: Selected retailers want network control

Proposition:

CMI installs network (PC’s and printers)

CMI provides dedicated team

Retailer selects programs/applications

Business model:

Longer-term contract (typically 3-5 years)

Annual fixed fee for x number prints

Fixed fee plus print variable option

Effective in-store targeted marketing tool benefits:

Catalina expertise

Low CAPEX

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

Auchan

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

AUCHAN France—Overview

116 superstores

Share of market: 10.3%

93,000 square feet per store

60 lanes (100 for the biggest stores)

50,000 transactions/week/store

128 million euro average sales/store/year

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

Sample Coupon

Auchan France sample coupon: “Offer valid until 9/18/04 applicable to a 12€ purchase of fruits and vegetables”

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI FY ‘05 Results/Achievements

Japan ‘05 restructuring

Manufacturing clients focus generated 43% revenue growth (Yen)

Restructured SG&A (30% headcount)

UK ‘05 successful contract execution

Top-five retail chain rollout complete

Profitability platform business development resulted

German successful launch of network

Three top-ten retailers pilot programs (Edeka SW, Globus and Metro)

Large CPG pilot contracts (e.g. Nestle, Unilever, Sara Lee)

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI Growth Status

France

Syndication and retail-centric models

Italy

Profitability progress

Germany

Pilots to roll-out

UK

Solid business development base

Japan

Syndication model succeeding

Belgium

New retail-centric client

Netherlands

New retail-centric client

New Countries

Follow retail relationships

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI Strong Financial Results

Revenues

CAGR: 46.2% [30.0% LC] $30.0 $49.6 $64.1

FY ‘03 FY ‘04 FY ‘05

(in millions)

Operating Profit $16.7M Gain $15.5 $5.5

-$1.2

FY ‘03 FY ‘04 FY ‘05

(in millions)

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI FY 2006 Opportunities and Initiatives

New European country opportunities

Retail business contacts underway

Belgium and Netherlands rollout

German rollouts

Major German rollout underway

New pilot contract considerations

Japan growth sustaining

Category penetration

Retail pipeline strengthening

Develop Italy manufacturer and retail networks

Leveraging manufacturer syndication

Developing network growth

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI Long-Term Opportunities and Initiatives

Existing Countries

Rollout pilots to national – Italy and Germany

Pursue new UK retailer models

Leverage French expertise across Europe

Start cross sell with pan-European manufacturers

Leverage pan-European retailers

Retail-centric Concept

Existing countries

New countries

New channels

Checkout Direct

France pursuing

Italian opportunity

UK underway

Japan limited now

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.

CMI Summary

Strong revenue growth

Now profit contributor

Leveraging syndicated and retail-centric models

Future growth via:

Existing markets

Retail-centric opportunities in new markets

Licensing to additional new markets

Confidential© 2005 Catalina Marketing Corporation. Reproduce by permission only.